1
                                       Exhibit e(v) under Form N-1A
                                  Exhibit 1 under Item 601/Reg. S-K
                             Exhibit A
                              to the
                      Distributor's Contract

                       The Huntington Funds
                        Investment A Shares

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               FUNDS                   DATE ADDED TO CONTRACT
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Huntington Dividend Capture Fund          December 1, 2001
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Huntington Fixed Income Securities        December 1, 2001
Fund
-----------------------------------------------------------------
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Huntington Florida Tax-Free Money         December 1, 2001
Fund
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Huntington Growth Fund                    December 1, 2001
-----------------------------------------------------------------
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Huntington Income Equity Fund             December 1, 2001
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-----------------------------------------------------------------
Huntington Intermediate Government        December 1, 2001
Income Fund
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-----------------------------------------------------------------
Huntington International Equity Fund      December 1, 2001
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-----------------------------------------------------------------
Huntington Macro 100 Fund                  April 30, 2004
-----------------------------------------------------------------
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Huntington Michigan Tax-Free Fund         December 1, 2001
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-----------------------------------------------------------------
Huntington Mid Corp America Fund          December 1, 2001
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Huntington Money Market Fund              December 1, 2001
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Huntington Mortgage Securities Fund       December 1, 2001
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Huntington New Economy Fund               December 1, 2001
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Huntington Ohio Municipal Money           December 1, 2001
Market Fund
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Huntington Ohio Tax-Free Fund             December 1, 2001
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Huntington Rotating Markets Fund          December 1, 2001
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Huntington Short/Intermediate Fixed        April 30, 2003
Income Securities Fund
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-----------------------------------------------------------------
Huntington Situs Small Cap Fund            August 1, 2002
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Huntington U.S. Treasury Money            December 1, 2001
Market Fund
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      As of the 30th day of April, 2004, the following provisions are hereby incorporated and made part of the Distributor's Contract dated December 1, 2001 and as amended, between The Huntington Funds ("Investment Company") and Edgewood Services, Inc. ("Edgewood") with respect to the Class of Investment A
Shares of the Funds set forth above.


   1. The Investment Company hereby appoints Edgewood to engage in activities principally intended to result in the sale of Investment A Shares of the above-listed Funds ("Shares"). Pursuant to this appointment, Edgewood is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Investment Company and to provide, or cause others to provide, shareholder services with respect to those Shares that are held by their respective clients from time to time.


   2. During the term of this Agreement, the Investment Company will pay Edgewood pursuant to this Agreement: (i) a monthly fee for distribution-related services computed at the annual rate of 0.25% of the average aggregate net asset value of Investment A Shares held during the month; and
       (ii) all initial sales loads paid by shareholders during the month in connection with the purchase of Investment A Shares in accordance with the Investment Company's then-current Prospectus and Statement of Additional Information. In addition, Edgewood will act as the agent of the Investment Company for the disbursement of a monthly shareholder service fee payable to Financial Institutions to be computed at the annual rate of 0.25% of the average aggregate net asset value of Investment A shares held
       during the month.   For the month in which this Agreement
       becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

   3. Edgewood will enter into separate written agreements with various Financial Institutions to provide certain of the services set forth in Paragraph 1 herein. Edgewood, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by Edgewood in its sole discretion.

   4. Edgewood will prepare reports to the Board of Trustees of the Investment Company on a quarterly basis showing amounts expended hereunder including amounts paid to Financial
       Institutions and the purpose for such expenditures.



      In consideration of the mutual covenants set forth in the Distributor's Contract dated December 1, 2001, between the Investment Company and Edgewood, the Investment Company executes and delivers this Exhibit on behalf of the Funds, and with respect to the Share Classes thereof, first set forth in this Exhibit.

   Witness the due execution hereof this        day of
, 2004.


THE HUNTINGTON FUNDS           EDGEWOOD SERVICES, INC.


By:                            By:
Name: George Polatas           Name:Charles L. Davis, Jr.
Title:        Vice President        Title:     Vice President


                             Exhibit B
                              to the
                      Distributor's Contract

                       The Huntington Funds
                        Investment B Shares

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                                       DATE ADDED TO CONTRACT
               FUNDS
-----------------------------------------------------------------
-----------------------------------------------------------------
Huntington Dividend Capture Fund          December 1, 2001
-----------------------------------------------------------------
-----------------------------------------------------------------
Huntington Fixed Income Securities        December 1, 2001
Fund
-----------------------------------------------------------------
-----------------------------------------------------------------
Huntington Growth Fund                    December 1, 2001
-----------------------------------------------------------------
-----------------------------------------------------------------
Huntington Income Equity Fund             December 1, 2001
-----------------------------------------------------------------
-----------------------------------------------------------------
Huntington Intermediate Government         April 30, 2003
Income Fund
-----------------------------------------------------------------
-----------------------------------------------------------------
Huntington International Equity Fund      December 1, 2001
-----------------------------------------------------------------
-----------------------------------------------------------------
Huntington Macro 100 Fund                  April 30, 2004
-----------------------------------------------------------------
-----------------------------------------------------------------
Huntington Michigan Tax-Free Fund          April 30, 2003
-----------------------------------------------------------------
-----------------------------------------------------------------
Huntington Mid Corp America Fund          December 1, 2001
-----------------------------------------------------------------
-----------------------------------------------------------------
Huntington Money Market Fund              December 1, 2001
-----------------------------------------------------------------
-----------------------------------------------------------------
Huntington Mortgage Securities Fund        April 30, 2003
-----------------------------------------------------------------
-----------------------------------------------------------------
Huntington New Economy Fund               December 1, 2001
-----------------------------------------------------------------
-----------------------------------------------------------------
Huntington Ohio Tax-Free Fund              April 30, 2003
-----------------------------------------------------------------
-----------------------------------------------------------------
Huntington Situs Small Cap Fund            August 1, 2002
-----------------------------------------------------------------

      As of the 30th day of April, 2004, the following provisions are hereby incorporated and made part of the Distributor's Contract dated December 1, 2001 and as amended, between The Huntington Funds ("Investment Company") and Edgewood Services, Inc. ("Edgewood") with respect to the Class of Investment B Shares of the Funds set forth above.

   1. The Investment Company hereby appoints Edgewood to engage in activities principally intended to result in the sale of Investment B Shares of the above-listed Funds ("Shares"). Pursuant to this appointment, Edgewood is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Investment Company and to provide, or cause others to provide, shareholder services with respect to those Shares that are held by their respective customers from time to time.

   2. (a) During the term of this Agreement, the Investment Company will pay Edgewood for services pursuant to this
       Agreement: (i) a monthly fee for distribution-related activities computed at the annual rate of 0.75% of the average aggregate net asset value of the Investment B Shares held during the month; and (ii) all contingent deferred sales charges paid by shareholders during the month in connection with the redemption of Investment B Shares in accordance with the Investment Company's then-current Prospectus and Statement of Additional Information. In addition, Edgewood will act as the agent of the Investment Company for the disbursement of a monthly shareholder services fee payable to Financial Institutions to be computed at the annual rate of 0.25% of average aggregate net asset value of Investment B Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.


       (b) In order to facilitate the financing of advance commissions to be paid to Financial Institutions for the sale of Investment B Shares, Edgewood is authorized and permitted to sell and assign its rights to all or a portion of the fees payable with regard to Investment B Shares to a third party, and such transfer shall be free and clear of offsets or claims that the Investment Company or any Fund may have against Edgewood. The Investment Company will agree, at the request of Edgewood, to pay all or any portion of the fees payable to Edgewood with regard to Investment B Shares directly to the third party transferee or its designee.

   3. Edgewood will enter into separate written agreements with various Financial Institutions to provide certain of the services set forth in Paragraph 1 herein. Edgewood, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by Edgewood in its sole discretion.

   4. Edgewood will prepare reports to the Board of Trustees of the Investment Company on a quarterly basis showing amounts expended hereunder including amounts paid to Financial
       Institutions and the purpose for such expenditures.

      In consideration of the mutual covenants set forth in the Distributor's Contract dated December 1, 2001, between the Investment Company and Edgewood, the Investment Company executes and delivers this Exhibit on behalf of the Funds, and with respect to the Share Classes thereof, first set forth in this Exhibit.

   Witness the due execution hereof this        day of
, 2004.


THE HUNTINGTON FUNDS           EDGEWOOD SERVICES, INC.


By:                            By:
Name: George Polatas           Name:Charles L. Davis, Jr.
Title:        Vice President        Title:     Vice President

                             Exhibit C
                              to the
                      Distributor's Contract

                       The Huntington Funds
                           Trust Shares

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                  FUNDS                        DATE ADDED TO
                                                 CONTRACT
-----------------------------------------------------------------
-----------------------------------------------------------------
Huntington Dividend Capture Fund             December 1, 2001
-----------------------------------------------------------------
-----------------------------------------------------------------
Huntington Fixed Income Securities Fund      December 1, 2001
-----------------------------------------------------------------
-----------------------------------------------------------------
Huntington Florida Tax-Free Money Fund       December 1, 2001
-----------------------------------------------------------------
-----------------------------------------------------------------
Huntington Growth Fund                       December 1, 2001
-----------------------------------------------------------------
-----------------------------------------------------------------
Huntington Income Equity Fund                December 1, 2001
-----------------------------------------------------------------
-----------------------------------------------------------------
Huntington Intermediate Government Income    December 1, 2001
Fund
-----------------------------------------------------------------
-----------------------------------------------------------------
Huntington International Equity Fund         December 1, 2001
-----------------------------------------------------------------
-----------------------------------------------------------------
Huntington Macro 100 Fund                     April 30, 2004
-----------------------------------------------------------------
-----------------------------------------------------------------
Huntington Michigan Tax-Free Fund            December 1, 2001
-----------------------------------------------------------------
-----------------------------------------------------------------
Huntington Mid Corp America Fund             December 1, 2001
-----------------------------------------------------------------
-----------------------------------------------------------------
Huntington Money Market Fund                 December 1, 2001
-----------------------------------------------------------------
-----------------------------------------------------------------
Huntington Mortgage Securities Fund          December 1, 2001
-----------------------------------------------------------------
-----------------------------------------------------------------
Huntington New Economy Fund                  December 1, 2001
-----------------------------------------------------------------
-----------------------------------------------------------------
Huntington Ohio Municipal Money Market       December 1, 2001
Fund
-----------------------------------------------------------------
-----------------------------------------------------------------
Huntington Ohio Tax-Free Fund                December 1, 2001
-----------------------------------------------------------------
-----------------------------------------------------------------
Huntington Rotating Markets Fund             December 1, 2001
-----------------------------------------------------------------
-----------------------------------------------------------------
Huntington Short/Intermediate Fixed          December 1, 2001
Income Securities Fund
-----------------------------------------------------------------
-----------------------------------------------------------------
Huntington Situs Small Cap Fund               August 1, 2002
-----------------------------------------------------------------
-----------------------------------------------------------------
Huntington U.S. Treasury Money Market Fund   December 1, 2001
-----------------------------------------------------------------

      As of the 30th day of April, 2004, the following provisions are hereby incorporated and made part of the Distributor's Contract dated December 1, 2001 and as amended, between The Huntington Funds ("Investment Company") and Edgewood Services, Inc. ("Edgewood"), the Investment Company executes and delivers this Exhibit with respect to the Trust Shares of the Funds set forth above.

1.    The Investment Company hereby appoints Edgewood to engage in activities principally intended to result in the sale of Trust Shares of the above-listed Funds ("Shares"). Pursuant to this appointment, Edgewood is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Investment Company and to provide, or cause others to provide, shareholder services with respect to those Shares that are held by their respective customers from time to time.

2.    Edgewood will act as the agent of the Investment Company for the disbursement of a monthly shareholder services fee payable to Financial Institutions to be computed at the annual rate of 0.25% of average aggregate net asset value of Trust Shares held during the month.

   Witness the due execution hereof this        day of
, 2004.


THE HUNTINGTON FUNDS           EDGEWOOD SERVICES, INC.


By:                            By:
Name: George Polatas           Name:Charles L. Davis, Jr.
Title:        Vice President        Title:     Vice President